                               STI CLASSIC FUNDS
                             SMALL CAP EQUITY FUND
                                  FLEX SHARES

                        INVESTMENT ADVISOR TO THE FUND:
                          STI CAPITAL MANAGEMENT, N.A.
                                (THE "ADVISOR")

The STI Classic Funds (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios. This Prospectus sets forth concisely the information about the Flex Shares of the Small Cap Equity Fund (the "Fund"). Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information relating to the Fund dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-874-4770. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISOR OR ANY OF ITS AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

DECEMBER 31, 1996
AS SUPPLEMENTED MAY 19, 1997

2

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
Performance Information for the Predecessor Collective Fund...............     4
The Trust.................................................................     4
Investment Objective......................................................     4
Investment Policies and Strategies........................................     4
General Investment Policies and Strategies................................     5
Investment Risks..........................................................     6
Investment Limitations....................................................     7
Performance Information...................................................     8
FUNDLINK..................................................................     8
Purchase of Fund Shares...................................................     8
Redemption of Fund Shares.................................................    10
Exchanges.................................................................    11
Dividends and Distributions...............................................    12
Tax Information...........................................................    12
STI Classic Funds Information.............................................    13
The Trust.................................................................    13
Board of Trustees.........................................................    13
Investment Advisor........................................................    13
Portfolio Manager.........................................................    14
Banking Laws..............................................................    14
Distribution..............................................................    15
Administration............................................................    16
Transfer Agent and Dividend Disbursing Agent..............................    16
Custodian.................................................................    16
Legal Counsel.............................................................    16
Independent Public Accountants............................................    16
Other Information.........................................................    16
Voting Rights.............................................................    16
Reporting.................................................................    17
Shareholder Inquiries.....................................................    17
Description of Permitted Investments......................................    17
Appendix..................................................................   A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR SEI FINANCIAL SERVICES COMPANY (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

3

                                EXPENSE SUMMARY
                                  FLEX SHARES

The purpose of the following table is to help you understand the various costs and expenses that a shareholder will bear, directly or indirectly, in connection with an investment in the Flex Shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------------------
Maximum Sales Charge Imposed
 on Purchases (as a percentage of
 offering price)......................................................     None
Maximum Sales Charge Imposed
 on Reinvested Dividends..............................................     None
Maximum Contingent Deferred
 Sales Charge.........................................................    2.00%
Redemption Fees(1)....................................................     None
Exchange Fee..........................................................     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

(1) There is a $7.00 wire charge for redemptions for all funds processed from retail accounts which require wires to particular banks.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                                          SMALL CAP
                                                                                                         EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Management Fees (after fee waivers & reimbursements)(1)..............................................         1.00%
12b-1 Distribution & Service Fees (after fee waivers & reimbursements)(2)............................         0.93%
Other Fund Expenses(3)...............................................................................         0.32%
----------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses (after fee waivers & reimbursements)(4)................................         2.25%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from the Fund. The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, Management Fees would be 1.15% for the Fund. See "Investment Advisor."

(2) The Distributor is reimbursing, on a voluntary basis, a portion of its expenses. The Distributor reserves the right to terminate its reimbursement at any time in its sole discretion. Absent such reimbursements, 12b-1 Distribution & Service Fees would be 1.00%.

(3) Other Fund Expenses are based on estimated amounts for the current year.

(4) Absent the voluntary waivers described above, the estimated Total Fund Operating Expenses would be 2.47%.

                                                    ONE   THREE
                     EXAMPLES                       YEAR  YEARS
---------------------------------------------------------------
An investor would pay the following expenses on a
  $1,000 investment assuming: (1) a 5% annual
  return, (2) assessment of Maximum Sales Charge
  and (3) redemption at the end of each time
  period.
Small Cap Equity Fund.............................  $43   $ 70
---------------------------------------------------------------
---------------------------------------------------------------

THE EXAMPLES ARE BASED UPON ESTIMATED TOTAL OPERATING EXPENSES OF THE FUND AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. INFORMATION ABOUT THE ACTUAL PERFORMANCE OF THE FUND WILL BE CONTAINED IN THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH MAY BE OBTAINED WITHOUT CHARGE WHEN AVAILABLE. A person that purchases shares through an account with a financial institution may be charged separate fees by the financial institution. The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase of Fund Shares." Long-term Shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc.'s Conduct Rules.

4

PERFORMANCE INFORMATION FOR PREDECESSOR COLLECTIVE FUND

The Small Cap Equity Fund is the successor to a collective investment fund previously managed by STI Capital Management, N.A. A substantial portion of the assets of the collective investment fund was transferred to the Fund in connection with the Fund's commencement of operations. Set forth below is certain performance data for the predecessor collective investment fund, which is deemed relevant because the collective investment fund was managed using virtually the same investment objectives, policies and restrictions as those used by the Fund. The performance data, however, is not necessarily indicative of the future performance of the Fund. Further, the predecessor collective fund was not subject to certain investment limitations imposed on mutual funds, which, if they had been imposed, may have adversely affected the collective fund's performance.

The predecessor collective fund did not incur expenses that correspond to the advisory, administrative, and other fees to which the Fund is subject. Accordingly, the following performance information has been adjusted by applying the total expense ratio for the Fund, as disclosed in the Prospectus at the time the Fund commenced operations, which reduced the actual performance of the collective fund.

The average annual total returns (adjusted to reflect Fund expenses, net of voluntary waivers and reimbursements) for the following periods ended December 31, 1996:

-----------------------------------------------------------

                          ONE          TWO         SINCE
                         YEAR         YEARS      INCEPTION
                        (ENDING      (ENDING     (9/1/94-
                       12/31/96)    12/31/96)    12/31/96)
-----------------------------------------------------------
Small Cap Equity
 Collective Fund....       30.77%       30.37%       25.80%

THE TRUST

STI CLASSIC FUNDS (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Investment portfolios (together with the Fund, the "Funds"). Shareholders may purchase shares in three separate classes (Trust Shares, Investor Shares and Flex Shares) which provide for variations in distribution and service fees, transfer agent fees, voting rights and dividends. Except for differences between classes, each share represents an undivided, proportionate interest in the Fund. This Prospectus relates to the Flex Shares of the Small Cap Equity Fund.

INVESTMENT OBJECTIVE

THE SMALL CAP EQUITY FUND seeks to provide capital appreciation with a secondary goal of achieving current income.

The investment objective of the Fund is nonfundamental and may be changed without shareholder approval. Further, there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES AND STRATEGIES

The Small Cap Equity Fund invests substantially all, and under normal market conditions at least 65%, of its assets in the equity securities of smaller companies (I.E., companies with market capitalizations of less than $1 billion) which, in the Advisor's opinion, are undervalued for above-average capital growth. Any remaining assets may be invested in the equity securities of companies with larger market capitalizations which the Advisor believes are also undervalued. The Fund may also invest in U.S.

5
dollar denominated equity securities of foreign issuers (including American Depositary Receipts). Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

In order to meet liquidity needs, or for temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies, fixed income securities, repurchase agreements, cash or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better by one or more nationally recognized statistical ratings organizations ("NRSROs"). Investment grade bonds include securities rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor's Services, Inc. ("Moodys"). Money market securities will only be purchased if they have been given one of the two top ratings by two or more NRSROs, or if not rated, determined to be of comparable quality by the Fund's Advisor. To the extent the Fund is engaged in temporary defensive investing, the Fund may not be pursuing its investment objective.

The Fund may engage in options transactions for hedging purposes only. The Fund will not invest more than 20% of its total assets in unsponsored ADR facilities.

The Fund's annual turnover rate may exceed 100%. This rate of turnover, if continued, will likely result in higher brokerage commissions, higher levels of realized capital gains and additional taxes than if the turnover rate was lower. See "Tax Information."

GENERAL INVESTMENT POLICIES AND STRATEGIES

In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will review and take appropriate action with regard to the security.

The Fund may borrow money for temporary or emergency purposes in an amount not to exceed one-third of the value of its total assets. The Fund may not purchase additional securities while its outstanding borrowings exceed 5% of its assets.

The Fund may purchase securities issued by money market mutual funds. The Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

The Fund may engage in securities lending and will limit such practice to 33 1/3% of its total assets.

The Fund may purchase securities on a "when-issued" basis and reserves the right to engage in standby commitments.

It is a non-fundamental policy of the Fund to invest no more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days at a price approximating its carrying value.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

6

INVESTMENT RISKS
AMERICAN DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities.

EQUITY SECURITIES

Investments in equity securities are generally subject to market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FIXED INCOME SECURITIES

The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by a nationally recognized statistical rating organization ("NRSRO") to the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of the Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Fixed income securities rated BBB by S&P or Baa by Moody's (the lowest ratings of investment grade bonds) are deemed by these rating services to have speculative characteristics.

FOREIGN SECURITIES

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, limited publicly available information regarding

7
foreign issuers, less liquidity of securities, possible seizure, nationalization and expropriation of the foreign issuer or foreign deposits, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to the risk of prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate.

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

8

PERFORMANCE INFORMATION

From time to time, the Fund may advertise performance (total return and yield). These figures will be historical and are not intended to indicate future performance.

The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, including any sales charge imposed, for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

The performance of the Fund's Flex Shares will normally be lower than for Trust Shares because Flex Shares are subject to distribution, services, and certain transfer agent fees not charged to Trust Shares.

The Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

FUNDLINK

All purchases and redemptions may be completed via FUNDLINK, a telephone activated service that allows Shareholders to transfer money between the STI Classic Funds and a Shareholder's SunTrust bank account(s). To initiate a FUNDLINK transaction, Shareholders are provided a toll-free telephone number (1-800-428-6970) to call the Trust's transfer agent. To utilize this service, a Shareholder must contact an Investment Consultant of a SunTrust Banks, Inc. affiliate bank and complete the appropriate application and authorization agreements.

PURCHASE OF FUND SHARES

Flex Shares are sold at net asset value (without an initial sales charge) and are subject to a deferred sales charge if redeemed within one year of purchase. Flex Shares provide the benefit of permitting all investor dollars to be invested from the initial time of purchase.

Shares of the Fund are sold on a continuous basis and may be purchased by contacting the Trust's transfer agent, Federated Services Company (the "Transfer Agent"), either by mail, by telephone or by wire. Shares may also be purchased through Investment Consultants of SunTrust Securities, Inc. which serves as Shareholder Servicing Agents to the Trust. Furthermore, Shares may be purchased through certain correspondent banks of SunTrust Banks, Inc. or other financial institutions who have executed dealer sales agreements.

Shares may be purchased on days on which the New York Stock Exchange is open for business (a "Business Day").

A purchase order will be effective as of the Business Day it is received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m. Eastern time. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. All purchases made by check should be in U.S.

9
dollars and made payable to the "STI Classic Funds (Fund Name)." Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. Purchases by mail are considered received after payment by check is converted into federal funds. The purchase price of Flex Shares of the Fund is the net asset value next determined after a purchase order is effective. The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day. Pursuant to guidelines established by the Trustees, the Trust may use a pricing service to provide market quotations or valuations for securities owned by the Fund.

Minimum initial and subsequent purchase amounts, respectively, for Flex Shares of the Fund are $10,000 and $1,000 ($100 via statement coupon). Purchases made pursuant to the Systematic Investment Plan (described below) are subject to lower minimum initial and subsequent purchase amounts.

The minimum initial purchase amount for retirement plans is $2,000. These minimums may be waived at the Distributor's discretion, such as for any one trust or fiduciary account including employee benefit plans created under sections 401 or 457 of the Internal Revenue Code including related plans of the same employer.

Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s).

The Trust and the Transfer Agent maintain procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions. If reasonable procedures are not employed, the Trust and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions. Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine.

SYSTEMATIC INVESTMENT PLAN

Shares of the Fund may be purchased systematically through deductions from checking or savings accounts maintained through SunTrust Banks, Inc. affiliate banks. The Systematic Investment Plan is subject to subsequent minimum maintained balance requirements. The minimum initial and subsequent purchase amounts, respectively, for the Systematic Investment Plan are $500 and $50. Since the minimum normal initial investment amount for Flex Shares is $10,000 per Fund, it is expected that Systematic Investment Plan purchases will total $10,000 per Fund within a two-year period. The distributor maintains the right to terminate a Systematic Investment Plan account if the account fails to reach this $10,000 total cumulative purchase amount within the two-year period. Investors may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts from $50 up to $100,000. The

10
purchases will be effective on the Business Day that the Transfer Agent receives the transmission.

CONTINGENT DEFERRED SALES CHARGE INFORMATION

Flex Shares of the Fund may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% of the lesser of the net asset value of the shares at the time of purchase or the net asset value of the shares at the time of redemption.

The CDSC will not apply to shares purchased through reinvestment of dividends or capital gain distributions; accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a particular redemption is subject to a CDSC, it is assumed that the redemption is first of shares held for over one year or shares acquired through reinvestment of dividends or other distributions. No CDSC will be charged on exchanges of Flex Shares of the Fund for Flex Shares of any other Fund. See "Exchanges." In determining the amount of the Flex Shares CDSC that applies, all purchases shall be considered as having been made on the trade date.

The CDSC will not be imposed when a redemption occurs under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account after the beneficial owner or participant attains age 59 1/2; or (iii) from the death or complete disability (as defined in the Internal Revenue Code or evidenced by a certificate from the U.S. Social Security Administration) of the beneficial owner or participant. The exemption from the CDSC for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers and other redemptions made for purposes of reinvestment. CDSCs are not charged in connection with redemptions by the Fund of accounts with low balances.

Under the Systematic Withdrawal Plan discussed later, annual redemptions of up to 12% of the value of a Shareholder's Flex Shares are not subject to the CDSC.

REDEMPTION OF FUND SHARES

Shareholders may redeem their Flex Shares on any day that net asset value is calculated. Flex Shares may ordinarily be redeemed by mail or telephone request to the Transfer Agent. All redemption orders are effected at the net asset value per share next determined after receipt of a valid redemption request, reduced by any applicable CDSC. See "Contingent Deferred Sales Charge Information."

However, all or part of a shareholder's holdings of Flex Shares of the Fund may be redeemed in accordance with instructions and limitations pertaining to his or her account. Redemption orders must be received by the Transfer Agent before 4:00 p.m. Eastern time on any Business Day to be effective that day. Redemption proceeds are normally remitted within five Business Days following receipt of the order.

Requests for redemptions from the Fund may be placed in writing or by telephone directly to an Investment Consultant of SunTrust Securities, Inc. and through certain correspondent banks of SunTrust Banks, Inc. (or via FUNDLINK to the Transfer Agent). Redemptions placed via telephone or FUNDLINK (1-800-428-6970) can only be placed for a minimum of $1,000.

11

Redemption proceeds can be wired, distributed by check, or transferred to a Shareholder's account via FUNDLINK. There will be a $7.00 wire charge for redemptions processed from accounts which require wires to particular banks.

When Flex Shares are purchased by check the proceeds from the redemption of those Shares are not available, and the Shares may not be exchanged, until the Trust or its agents are reasonably certain that the purchase check has cleared, which could take up to 15 Business Days.

A Shareholder may be required to redeem Flex Shares if the balance in a Shareholder's Fund account drops below $10,000 as a result of redemptions, and, the Shareholder does not increase its balance to at least $10,000 on 60 days' written notice. The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Redemptions of $25,000 or greater for Fund shares must be in writing and a signature guarantee must accompany the written request.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan can be established for any account with a $10,000 minimum balance. Under the plan, redemptions can be automatically processed (monthly, quarterly, semi-annually or annually) by check or through an electronic transfer to a Shareholder's SunTrust Banks, Inc. affiliate bank account with a minimum redemption amount of $50.

Other exceptions to the CDSC charge relating to systematic withdrawals from qualified retirement plans were previously referenced.

EXCHANGES

Flex Shares of the Fund may be exchanged at net asset value only for Flex Shares of the other funds of the Trust or for Investor Shares of the money market funds of the Trust. No CDSC will be imposed on redemptions of money market fund shares acquired in an exchange, provided they are held for at least one year from the initial purchase date of the Flex Shares or are exchanged back into Flex Shares. Subsequent exchanges of Investor Shares of the money market funds (which were acquired in an exchange of Flex Shares) may be only for Flex Shares of the equity or fixed income funds.

Flex Shares owned by qualifying investors may be exchanged for Trust Shares (Shares for which SunTrust Banks, Inc. or one of its affiliates acts in a fiduciary, agency, investment advisory or custodial capacity) at net asset value. Trust Shares acquired in an exchange of Flex Shares will not be subject to a CDSC upon redemption.

Four exchanges may be made per calendar year. More than four exchanges in a year may be considered an abuse of the exchange privilege. The Trust reserves the right to charge a $10.00 fee for each exchange. A Shareholder with more than four exchanges per year will be notified prior to the imposition of any such fee. Exchanges may be requested through an Investment Consultant of a SunTrust Banks, Inc. affiliate bank, SunTrust Securities, Inc. and certain correspondent banks of SunTrust Banks, Inc. either by telephone or in writing (or via FUNDLINK through the Transfer Agent). The minimum exchange amount is $1,000 subject to account minimum initial purchase amounts

12

and minimum maintained balance requirements. This exchange offer is subject to change or termination by the Trust at any time upon 60 days' notice.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income (exclusive of capital gains) are declared and paid quarterly by the Fund. The Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Shareholders of record on the record date will be entitled to receive dividends.

The net asset value of Flex Shares of the Fund will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Flex Shares of the Fund unless the customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions are paid within ten days of the end of the time period to which the dividend relates. Dividends and distributions payable to a Shareholder are paid in cash within ten Business Days after a Shareholder's complete redemption of its Flex Shares in the Fund.

TAX INFORMATION

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its Shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND:

The Fund intends to qualify for the special tax treatment afforded regulated investment companies by the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gains over net short-term capital loss) which is distributed to Shareholders. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX STATUS OF DISTRIBUTIONS:

The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Fund will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends received deduction for corporate Shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. Any net capital gains will be distributed annually and will be taxed to

13
Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether distributions are received in cash or in additional shares. For certain individual Shareholders, net long-term capital gains may be taxed at a lower rate than ordinary income. The Fund will make an annual report to Shareholders of the federal income tax status of all distributions. Dividends declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholder on December 31 of that year, if paid by the Fund at any time during the following January.

Income received on direct U.S. obligations is exempt from tax at the state level when received directly by the Fund and may be exempt, depending on the state, when received by the Shareholder as income dividends from the Fund, provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. The Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Fund is considered tax-exempt in their particular state.

A sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

STI CLASSIC FUNDS INFORMATION
THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of the Fund. All consideration received by the Trust for shares of the Fund and all assets of the Fund belong to the Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, state filing fees and registering the shares under federal securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISOR

STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Small Cap Equity Fund. As of December 31, 1996, STI Capital had discretionary management authority with respect to assets of approximately $11.5 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, Florida 32802.

The Advisor is an indirect wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $52.5 billion as of December 31, 1996. SunTrust ranks among the twenty largest U.S. banking companies. Its

14
three principal subsidiaries -- SunTrust Banks of Florida, Inc., SunTrust Banks of Georgia, Inc. and SunTrust Banks of Tennessee, Inc. -- provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $53.4 billion as of December 31, 1996.

The Trust and the Investment Advisor have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers Fund's investment program. The Advisor discharges the responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to the Fund, the Advisor may execute brokerage or other agency transactions through affiliates of the Advisor.

For the services provided and expenses incurred pursuant to the Advisory Agreement, STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of 1.15% of the average daily net assets of the Fund.

From time to time, the Advisor may waive (either voluntarily or pursuant to applicable regulatory limitations) advisory fees payable by the Fund. Currently, the Advisor has agreed to voluntary reductions in its fees in amounts necessary to maintain the total operating expenses at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.

PORTFOLIO MANAGER

Mr. Brett Barner, CFA, has been responsible for the day-to-day management of the Fund since commencement of operations. Mr. Barner has been a portfolio manager with STI Capital since 1990.

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, currently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisor believes that it may perform the services for STI Classic Funds contemplated by its Advisory Agreement described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their

15
affiliates, as well as future interpretations of present requirements, could prevent the Advisor from continuing to perform services for STI Classic Funds. If the Advisor was prohibited from providing services to STI Classic Funds, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreement would be subject to Shareholder approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisor, or its affiliates, would consider the possibility of offering to perform additional services for STI Classic Funds. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisor, or such affiliates, might offer to provide such services.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), and the Trust, are parties to a distribution agreement (the "Distribution Agreement") dated May 29, 1992. The Flex Shares of the Fund have a distribution plan ("Flex Plan"). The Distribution Agreement and the Flex Plan provide that the Flex Shares of the Fund may pay a distribution services fee to the Distributor of up to .75% of the average daily net assets of the Flex Shares of the Fund. Flex Shares are also subject to a service fee of up to .25% of the average daily net assets of the Flex Shares of the Fund. This service fee may be used for personal service and maintenance of shareholder accounts. Asset-based sales charges are designed to permit an investor to purchase Fund shares without the assessment of a front-end sales charge. The Distributor will waive all or a portion of the distribution fee in order to limit the net expenses of the Flex Shares to the amounts set forth under "Expense Summary." The Distributor may apply the distribution fee toward: (a) compensation for its services in connection with distribution assistance or provision of shareholder services; or (b) payments to financial institutions and intermediaries such as banks (including SunTrust Banks, Inc.'s affiliate banks), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of Shareholder services.

The Flex Plan is characterized as a compensation plan since the distribution fees will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. SunTrust Banks, Inc.'s affiliate banks and certain correspondent banks may serve as shareholder servicing agents to the Trust. A prospective investor may visit any one of the Investment Services offices of the SunTrust Banks, Inc.'s affiliate banks, as listed on the last pages of the Prospectus, SunTrust Securities, Inc. or certain correspondent banks of SunTrust Banks, Inc. to receive copies of the Prospectuses for the Flex Shares of the Trust and application forms. Trust Shares of the Fund are offered without a sales charge or a distribution or service fee primarily to institutional investors, including affiliates and correspondents for the investment of funds in

16
which they act in a fiduciary, agency, investment advisory or custodial capacity. An Investor may call 1-800-874-4770 to receive more information regarding Trust Shares. It is possible that financial institutions and intermediaries may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares.

The Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor receives compensation.

With respect to the Fund, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Fund.

ADMINISTRATION

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate as follows:

AVERAGE AGGREGATE DAILY NET ASSETS              FEE
------------------------------------------  -----------
$1 - $1 billion                                 0.10 %
over $1 billion to $5 billion                   0.07 %
over $5 billion to $8 billion                   0.05 %
over $8 billion to $10 billion                  0.045%
over $10 billion                                0.04 %

From time to time, the Administrator may waive (either voluntarily or pursuant to applicable state limitations) all or a portion of the administration fee payable by the Trust.

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 is the Transfer Agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

SunTrust Bank, Atlanta, c/o STI Trust & Investment Operations, Inc., 303 Peachtree Street N.E., 14th Floor, Atlanta, Georgia 30308, serves as custodian of the assets of the Fund. The custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

OTHER INFORMATION
VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. The Fund or class will vote separately on matters relating solely to the Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual

17
meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders may contact the Transfer Agent in order to obtain information on account statements, procedures and other related information by calling 1-800-874-4770.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Fund. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock.

18
The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

CORPORATE DEBT OBLIGATIONS -- Debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use options on futures contracts for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

MEDIUM TERM NOTES -- Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

OPTIONS ON CURRENCIES -- The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

PAY-IN-KIND SECURITIES -- Pay-in-kind securities are bonds or preferred stock that pay interest or dividends in the form of additional bonds or preferred stock.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or

19
prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain institutional investors, including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities and monitoring the Advisors' implementation of the guidelines and procedures.

SECURITIES LENDING -- In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SWAPS, CAPS, FLOORS and COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside liquid high grade

20
securities in a segregated account. The Fund will enter into swaps only with counterparties believed to be creditworthy.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

APPENDIX
I.  BOND RATINGS
CORPORATE BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P's") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC or C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times

A-2
over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

STI CLASSIC FUNDS ORGANIZATIONAL OVERVIEW

*          INVESTMENT ADVISOR

           STI Capital Management, N.A.           P.O. Box 3808
                                                  Orlando, FL 32802

*          DISTRIBUTOR

           SEI Financial Services Company         Oaks, PA 19456

*          ADMINISTRATOR

           SEI Fund Resources                     Oaks, PA 19456

*          TRANSFER AGENT

           Federated Services Company             Federated Investors Tower
                                                  Pittsburgh, PA 15222-3779

*          CUSTODIAN

           SunTrust Bank, Atlanta                 303 Peachtree Street, N.E.
                                                  Atlanta, GA 30308

*          LEGAL COUNSEL

           Morgan, Lewis & Bockius LLP            2000 One Logan Square
                                                  Philadelphia, PA 19103

*          INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur Andersen LLP                    1601 Market Street
                                                  Philadelphia, PA 19103

INVESTMENT SERVICES OFFICES OF SUNTRUST BANKS, INC. AFFILIATE BANKS:

FLORIDA: (STATEWIDE TOLL FREE) 1-800-526-1177

SUNTRUST SECURITIES, INC. -- FLORIDA

200 S. Orange Avenue
Tower 10
Orlando, FL 32801
(407) 237-4380
1-800-432-4760, ext.4380

501 E. Las Olas Boulevard
Ft. Lauderdale, FL 33301
(954) 765-7422
Boca Raton Office
800 S. Federal Highway
Boca Raton, FL 33435
(561) 243-6707
Coral Ridge Office
2626 E. Oakland Park Blvd.
Ft. Lauderdale, FL 33306
(305) 765-2155
Delray Beach Office
302 E. Atlantic Avenue
Delray Beach, FL 33483
(561) 243-6750
5200 W. Atlantic Ave.
Delray Beach, FL 33484
(561) 243-6743
Hollywood Office
2001 Hollywood Blvd.
Hollywood, FL 33021
(954) 765-7062
Palm Beach Office
303 Royal Poinciana Plaza
Palm Beach, FL 33480
(561) 835-2855
PGA Office
4500 PGA Blvd.
Palm Beach Gardens, FL 33410
(561) 835-2802
8200 W. Broward Blvd.
Plantation, FL 33324
(954) 765-7661
777 Brickall Avenue
Miami, FL 33131
(305) 579-7450

401 E. Jackson Street
Tampa, FL 33602
(813) 224-2517

700 Virginia Avenue
Ft. Pierce, FL 34982
(407) 467-6459
Osceola Office
111 East Osceola Street
Stuart, FL 34994
(407) 223-6012
Belnova Office
120 S. Ridgewood Avenue
Daytona Beach, FL 32114
(904) 258-2390
Bill France Office
4900 Clyde Morris Blvd.
Port Orange, FL 32119
(904) 258-2654
Deland Office
302 E. New York Avenue
Deland, FL 32724
(904) 822-5891

200 W. Forsyth Street
Jacksonville, FL 32202
(904) 632-2534

1612 E. Cape Coral Parkway
Cape Coral, FL 33904
(941) 540-6128

Pelican Bay Office
801 Laurel Oak Drive
Naples, FL 33963
(941) 598-0515

South Gate Office
3400 S. Tamiami Trail
Sarasota, FL 34230
(941) 316-4027

Port Charlotte Office
18501 Murdock Circle
Port Charlotte, FL 33949
(941) 625-9286

5899 Whitfield Avenue
Sarasota, FL 34243
(941) 359-7415

North Beneva Office
3577 Fruitville Road
Sarasota, FL 34237
(941) 316-4003

South Beneva Office
8181 S. Tamiami Trail
Sarasota, FL 34231
(941) 927-7903

Venice Office
200 Nokomis Ave South
Venice, FL 34285
(941) 486-4417

210 Security Square
Winter Haven, FL 33880
(941) 297-6855

One East Jefferson Street
Brooksville, FL 34601
(352) 754-5798
Crystal River Office
1502 SE Highway 19
Crystal River, FL 34428
(352) 795-8214
5435 Gall Blvd.
Zephyrhills, FL 33541
(813) 780-4154
6335 U.S. Highway 19
New Port Richey, FL 34652
(813) 861-4375
Seven Hills Office
1170 Mariner Blvd.
Spring Hill, FL 34609
(352) 754-5779

203 E. Silver Springs Blvd.
Ocala, FL 34470
(352) 368-6477

3522 Thomasville Road
Tallahassee, FL 32308
(904) 298-5064

511 W. 23rd Street
Panama City, FL 32405
(904) 872-6086
11 Hoffman Drive
Gulf Breeze, FL 32561
(904)435-1264

GEORGIA:

SUNTRUST SECURITIES, INC. -- GEORGIA

55 Park Place
First Floor
Atlanta, GA 30303
(404) 588-8108
1-800-600-6350

101 N. Lumpkin Street
Athens, GA 30601
(704) 354-5346
Gainesville Branch
427 Oak Street
Gainesville, GA 30501
(770) 503-8674

100 East Second Avenue
Rome, GA 30161
(706) 236-4325

2815 Wrightsboro Road
Augusta, GA 30909
(706) 821-2015

606 Cherry Street
Macon, GA 31201
(912) 755-5175

1246 First Avenue
Columbus, GA 31901
(706) 649-3631

33 Bull Street, Suite 208
Savannah, GA 31401
(912) 944-1165

410 W. Broad Avenue
Albany, GA 31701
(912) 430-5468

Coffee County Branch
201 S. Peterson Avenue
Douglas, GA 31533
(912) 383-5242

510 Gloucester Street
Brunswick, GA 31520
(912) 262-5322

701 Sea Island Road
St. Simons Island, GA 31522
(912) 638-3620
(912) 262-2227

TENNESSEE:

SUNTRUST SECURITIES, INC. -- TENNESSEE

424 Church Street
4th Floor
Nashville, TN 37219
(615) 748-4477
1-800-932-2652

736 Market Street
Chattanooga, TN 37402
(423) 757-3005
TN WATS 1-800-572-7306, Ext. 3005
Bordering States WATS
1-800-874-1083, Ext. 3005
Out of State WATS
1-800-251-6266, Ext. 3005

9950 Kingston Pike
Knoxville, TN 37922
(423) 544-2181
1-800-456-1177

207 Mockingbird Lane
Johnson City, TN 37604
(423) 461-1005

25 Public Square
Lawrenceburg, TN 38464
615-762-3511

ALABAMA:

SUNTRUST SECURITIES, INC. -- ALABAMA

201 South Court Street
Florence, AL 35630
(205) 767-8537

                                  DISTRIBUTOR
                             SEI Financial Services
                                    Company

                         -- - - - - - - - - - - - - - -

                                   PROSPECTUS

                                  FLEX SHARES

                                   SMALL CAP
                                  EQUITY FUND

                               INVESTMENT ADVISOR
                          STI CAPITAL MANAGEMENT, N.A.

                                     [LOGO]

                               STI CLASSIC FUNDS
                          EMERGING MARKETS EQUITY FUND
                             SMALL CAP EQUITY FUND

                        SUPPLEMENT DATED MAY 19, 1997 TO
                    THE STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 31, 1996

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in cojunction with the Statement of Additional Information.

The fifth sentence of the section titled "The Trust" on page B-2 of the Statement of Additional Information should be replaced with the following:

        The Trust offers Trust Shares, Investor Shares and Flex Shares of each Fund; however, at present investors may only purchase Trust Shares of the Emerging Markets Equity Fund and Trust and Flex Shares of the Small Cap Equity Fund.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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